                               John Hancock Funds
--------------------------------------------------------------------------------

                                    BANK AND
                                     THRIFT
                                  OPPORTUNITY
                                      FUND

                                  ANNUAL REPORT

                                October 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                              Thomas W. L. Cameron
                                James F. Carlin*
                              William H. Cunningham
                                Charles F. Fretz*
                              Harold R. Hiser, Jr.*
                               Charles L. Ladner*
                               Leo E. Linbeck, Jr.
                              Patricia P. McCarter*
                              Steven R. Pruchansky*
                               Richard S. Scipione
                     Lt. Gen. Norman J. Smith, USMC (Ret.)*
                                 John P. Toolan*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                   Vice Chairman and Chief Investment Officer
                              Andrew F. St. Pierre
                                    President
                                 James B. Little
                Senior Vice President and Chief Financial Officer
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 Susan S. Newton
           Vice President, Assistant Secretary and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSER
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                          INDEPENDENT PUBLIC AUDITORS
                              Deloitte & Touche llP
                                125 Summer Street
                        Boston, Massachusetts 02110-1617


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.


Sincerely,

/s/ Edward J. Boudreau. Jr.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                   BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGER

                                  JOHN HANCOCK
                                BANK AND THRIFT
                                OPPORTUNITY FUND

                  Financial sector outpaces a soaring market;
                  mergers and acquisitions drive stock prices
                    and industry fundamentals remain healthy

After suffering through a difficult 1994, stock and bond investors have been treated royally in 1995. With inflation and the economy growing at a moderate, but controlled pace, interest rates fell. The stock market took off and hasn't looked back, reaching record highs this year. From the start of the year through October, the Standard & Poor's 500-Stock Index was up 29%, while the 30-year Treasury bond returned 27%.

[A 2 1/4" x 3 1/4" photo of James K. Schmidt at bottom right. Caption reads:
"JAMES K. SCHMIDT, PORTFOLIO MANAGER." ]

   Bank and thrift stocks as a group have been among the leaders of the rally. After a deeper sell-off in late 1994, the sector surged back smartly and has outperformed the broader market so far in 1995. John Hancock Bank & Thrift Opportunity Fund reflected this trend. For the year ended October 31, 1995, the Fund's total return was 35.22% at net asset value. In comparison, the average closed-end financial services fund returned 33.35% and the average open-end financial services fund returned 26.12%, according to Lipper Analytical Services.

                                   [Caption]
"BANK AND THRIFT STOCKS AS A GROUP HAVE BEEN AMONG THE LEADERS OF THE RALLY."

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                    [Caption]
"THE BANKING INDUSTRY IS AS HEALTHY TODAY AS IT HAS BEEN IN THE LAST 30 YEARS."

   The unprecedented level of bank mergers, from the biggest names in the industry down to the smallest, has been the driving force behind the bank and thrift rally this year. Banks also produced record earnings in 1995 and their fundamentals remain positive. The banking industry is as healthy today as it has been in the last 30 years. That is reflected in banks' loan quality, capital levels and earnings capacity. As interest rates eased earlier in 1995 and the pace of mergers accelerated, investors came to realize that these solid earnings and takeover prospects could be purchased cheaply. That drove the stocks up from their late-1994 lows.

MERGERS GALORE

In the first 14 months of its existence, 11 of the Fund's holdings announced their intent to merge with another institution. This group includes several blockbuster deals, such as Fleet-Shawmut and PNC-Midlantic. This is noteworthy because there have been few deals in this size category in the past and none at all last year. In addition, the fight for First Interstate Bancorp, between hostile suitor Wells Fargo and "white knight" First Bank Systems, could be precedent-setting because unfriendly takeovers are very rare in the banking industry. A victory by Wells could intensify the consolidation activity that is already prevalent.

   The astounding size of this year's crop of mergers is due to the introduction of national interstate banking, which went into effect in September as the result of an act of Congress last year. These mergers have enormous significance to what the banking industry will look like in the future. Each deal that creates a new, larger bank increases the pressure on competitors to make acquisitions to achieve similar size. When Fleet and Shawmut announced their merger in February, creating an $82 billion banking institution, analysts thought this would make them a major player among the nation's top banks for years to come. But only eight months later, the "new" Fleet is dwarfed by banks created in other mega-mergers, such as the "new" Chase with over $400 billion in assets. It now seems that $100 billion in assets or more is needed to ensure survival as an independent entity. Bank managements often consider size an important indicator of competitiveness because it determines the bank's ability to realize economies of scale in technological investments and sophistication of products. We also believe there's a human element connected to the move to increase assets, and it usually has to do with chief executives' drive to attain greater prestige, power and wealth. Right or wrong, all of these factors are highly correlated with asset size.

   The merger activity we foresee over the next decade is important to us for two reasons. First, it will allow us to earn takeover premiums as stocks we own are acquired. Second, and more subtly, mergers are removing overcapacity from the industry and allowing everyone left to make

   [Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Ventura County National Bancorp followed by an up arrow and the phrase ""Successfully completes turnaround and rights offering." The second listing is Capital One Financial followed by a flat arrow and the phrase "Market suspicious of credit card loan quality." The third listing is Sterling Financial followed by a down arrow and the phrase "Still suffering a hangover from rising rates and dilutive acquisitions in 1994." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

             John Hancock Funds - Bank and Thrift Opportunity Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 20% from bottom to top, with 40% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 35.22% total return for the John Hancock Bank and Thrift Opportunity Fund. The second represents the 33.35% total return for the average closed-end financial services fund. The third represents the 26.12% total return for the average open-end financial services fund. A footnote below reads: "The total return for John Hancock Bank and Thrift Opportunity Fund is at net asset value with all distributions reinvested. The average closed-end and open-end financial services fund is tracked by Lipper Analytical Services."]

more money. As banks merge, bankers are laid off, branches are closed and the number of banks shrinks. Since interstate banking was introduced in 1985, the number of commercial banks in the United States has declined from roughly 14,000 to 10,000. We think there will be around 4,000 by the year 2010. Removing banks from the scene helps solve the problem of too many banks chasing too little business.

   Our basic investment concept in the Fund is to own banks that represent good value on a stand-alone basis and to regard potential acquisitions as "icing on the cake." We pay little attention to takeover rumors and approach every stock as if we may own it for many years. Nevertheless, we expect many of the over 200 banks we own today to disappear through merger as the consolidation process plays out.

INDUSTRY REPORT CARD

Even after a record-breaking 1995, banks appear poised for another good year because the industry's fundamentals remain so healthy. The economic outlook through 1996 calls for slow growth, low inflation and a flat-to-declining interest-rate environment -- nirvana for bank stocks. Banks don't make enough on loans when the economy "booms" to make up for what they lose when it "busts." As bank investors, we would like to see consistent, slow, plodding growth forever. That is what we have been getting lately. Even though a recent uptick in consumer credit delinquencies and losses has caused some nervousness, these trends are manageable and are to be expected. In 1996, we expect banks to generate more interest revenues from higher loan volumes and stable rates, while expenses should go down with tighter controls and lower FDIC insurance premiums. That should more than offset a moderate increase in loan loss provisions from the unsustainably low level we have witnessed this year.

   Next year, we expect the average regional bank to report a 10% increase in earnings-per-share over 1995. Despite 1995's bank stock rally, the stocks still remain inexpensive. The stocks in the Fund trade at a median of 10.5 times 1996 earnings-per-share versus 16 times for the broad market, as measured by the S&P 500 index. This discount to the market is only slightly greater that the 30-year average and we think unwarranted based on our earnings outlook.

PORTFOLIO TACTICS AND OUTLOOK

The Fund's focus continues to be on undervalued regional banks and thrifts with healthy earnings' outlooks and the potential to benefit from a merger or acquisition. Banks currently

                                   [CAPTION]
"...11 OF THE FUND'S HOLDINGS ANNOUNCED THEIR INTENT TO MERGE WITH ANOTHER INSTITUTION."

             John Hancock Funds - Bank and Thrift Opportunity Fund

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Midlantic Corp. 3.0% 2) Crestar Financial Corp. 2.5% 3) Southtrust Corp. 2.4% 4) Integra Financial Corp. 2.4%
5) First American Corp. 2.3%. A footnote below reads "As a percentage of net assets on October 31, 1995."]

represent 63% of the Fund's assets. Another 32% is invested in thrifts and 5% is in cash.

   Our stock purchases this year have fallen into several categories. First, we have increased our holdings in many mid-sized regionals -- those with $10-$30 billion in assets. In past years, there was less likelihood of banks in this size category being acquired. The advent of national interstate banking and the trend toward larger mergers has made many of these banks potential acquisition targets. We doubt that many of the banks in this asset range will remain independent over the long run.

   Second, we have acquired many positions in mutual savings and loans which have recently converted to public ownership. Measured on a price-to-book basis, this is the least expensive group in the industry. While the median publicly-traded commercial bank sells at 155% of book value and the median thrift trades at 105% of book value, we are able to buy many of the recent conversions in the 80% - 90% range. There have been so many conversions in the past two years that we think many of these stocks individually suffer from a lack of attention.

   Third, we continue to deploy cash in smaller capitalization stocks, debt securities and private placements. Although these positions do not constitute a significant portion of the Fund's assets, over time they will grow. We are planting seeds now; as the companies grow and become discovered -- by both the market and by potential acquirers -- our investment value appreciates.

   Looking ahead, we continue to see tremendous long-term value for bank and thrift stocks. The economic environment is right. The stocks remain inexpensive, trading at just 65% of the market multiple, and the fundamentals are positive for the industry's continued health. Even with the inevitable short-term swings, the long-term prognosis is positive: rising earnings and continued merger activity both bode well for stock prices and attractive returns over the next several years.

                                   [CAPTION]
"...RISING EARNINGS AND CONTINUED MERGER ACTIVITY BOTH BODE WELL FOR STOCK PRICES AND ATTRACTIVE RETURNS..."

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE FOR EACH COMMON SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $402,491,302)............................  $532,899,037
   Preferred stocks (cost - $12,712,375)..........................    14,730,875
   Bonds (cost - $23,827,833).....................................    24,675,313
   Short-term investments (cost - $32,715,500)....................    32,715,500
                                                                    ------------
                                                                     605,020,725
  Cash............................................................           360
  Receivable for investments sold.................................     5,556,562
  Interest receivable.............................................       591,377
  Dividends receivable............................................       938,912
  Deferred organization expenses - Note A.........................        60,977
                                                                    ------------
                    Total Assets..................................   612,168,913
                    ------------------------------------------------------------
LIABILITIES:

  Payable for investments purchased...............................    2,524,687
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B.......................................       760,728
  Accounts payable and accrued expenses...........................       159,685
                                                                    ------------
                    Total Liabilities.............................     3,445,100
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in.................................................   458,870,000
  Accumulated net realized gain on investments....................     7,493,313
  Net unrealized appreciation of investments......................   133,273,715
  Undistributed net investment income.............................     9,086,785
                                                                    ------------
                    Net Assets....................................  $608,723,813
                    ============================================================
NET ASSET VALUE PER SHARE:
  (based on 23,005,000 common shares of
  beneficial interest outstanding -
  unlimited number of shares authorized
  with no par value).............................................. $      26.46
  ==============================================================================

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year Ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (including $289,593 received from
    affiliated issuers and net of foreign
    withholding taxes of $19,063).................................  $ 13,214,194
  Interest........................................................     6,035,694
                                                                    ------------
                                                                      19,249,888
                                                                    ------------
  EXPENSES:
   Investment management fee - Note B.............................     5,966,529
   Administration fee - Note B....................................     1,297,072
   Printing.......................................................       122,480
   Custodian fee..................................................       102,672
   Trustees' fees.................................................        53,597
   Miscellaneous..................................................        46,155
   New York Stock Exchange fee....................................        41,249
   Auditing fee...................................................        31,000
   Transfer agent fee.............................................        23,222
   Organization expense - Note A..................................        16,000
   Legal fees.....................................................        15,503
                                                                    ------------
                    Total Expenses................................     7,715,479
                    ------------------------------------------------------------
                    Net Investment Income.........................    11,534,409
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold
   (including $20,625 on sales of investments
   in affiliated issuers).........................................     7,493,313
  Change in net unrealized
    appreciation/depreciation of investments......................   139,216,330
                                                                    ------------
                    Net Realized and Unrealized
                    Gain on Investments...........................   146,709,643
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations.....................  $158,244,052
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FOR THE PERIOD
                                                                                                           AUGUST 23, 1994
                                                                                                          (COMMENCEMENT OF
                                                                                          YEAR ENDED       OPERATIONS) TO
                                                                                       OCTOBER 31, 1995   OCTOBER 31, 1994
                                                                                       ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ...........................................................     $  11,534,409      $   2,728,501
  Net realized gain on investments sold ...........................................         7,493,313               --
  Change in net unrealized appreciation/depreciation of investments ...............       139,216,330         (5,942,615)
                                                                                        -------------      -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ................       158,244,052         (3,214,114)
                                                                                        -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income $(0.2250 and none per share, respectively)..        (5,176,125)              --
                                                                                        -------------      -------------
FROM FUND SHARE TRANSACTIONS -- NET:*
  Proceeds from sale of common shares (net of $1,230,000 of offering costs) .......              --          458,770,000
                                                                                        -------------      -------------
NET ASSETS:
  Initial investment in Common Shares by John Hancock Advisers, Inc - Note A ......              --              100,000
  Beginning of period .............................................................       455,655,886               --
                                                                                        -------------      -------------
  End of period (including undistributed net investment income of $9,086,785 and
    $2,728,501, respectively) .....................................................     $ 608,723,813      $ 455,655,886
                                                                                        =============      =============

*ANALYSIS OF COMMON SHARE TRANSACTIONS:

                                                                                          FOR THE PERIOD AUGUST 23, 1994
                                                           YEAR ENDED                       (COMMENCEMENT OF OPERATIONS)
                                                        OCTOBER 31, 1995                        TO OCTOBER 31, 1994
                                               ---------------------------------         ---------------------------------
                                                  SHARES               AMOUNT               SHARES               AMOUNT
                                               ------------         ------------         ------------         ------------
Shares outstanding, beginning of period ......   23,005,000         $458,870,000                 --                   --
Shares sold ..................................         --                   --             23,000,000         $458,770,000
Initial investment in Common Shares by
  John Hancock Advisers, Inc. - Note A .......         --                   --                  5,000              100,000
                                               ------------         ------------         ------------         ------------
Shares outstanding, end of period ............   23,005,000         $458,870,000           23,005,000         $458,870,000
                                               ============         ============         ============         ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD DURING THE PERIOD, ALONG WITH THE CORRESPONDING DOLLAR VALUE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   FOR THE PERIOD AUGUST 23, 1994
                                                                                   YEAR ENDED        (COMMENCEMENT OF OPERATIONS)
                                                                                 OCTOBER 31, 1995       TO OCTOBER 31, 1994
                                                                                 ----------------  -------------------------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .....................................        $     19.81               $     20.00
                                                                                    -----------               -----------
  Net Investment Income ....................................................               0.50                      0.12
  Net Realized and Unrealized Gain (Loss) on Investments ...................               6.38                     (0.26)
                                                                                    -----------               -----------
   Total from Investment Operations ........................................               6.88                     (0.14)
                                                                                    -----------               -----------
  Less Distributions:
   Dividends from Net Investment Income ....................................              (0.23)                     --
                                                                                    -----------               -----------
  Common Shares Offering Costs .............................................               --                       (0.05)
                                                                                    -----------               -----------
  Net Asset Value, End of Period ...........................................        $     26.46               $     19.81
                                                                                    ===========               ===========
  Per share market value, end of period ....................................        $     22.75               $     18.00
                                                                                    ===========               ===========
  Total Investment Return at Market Value ..................................              27.91%                   (10.00)%(a)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ................................        $   608,724               $   455,656
  Ratio of Expenses to Average Net Assets ..................................               1.49%                     1.51%*
  Ratio of Net Investment Income to Average Net Assets .....................               2.22%                     3.22%*
  Portfolio Turnover Rate ..................................................                  8%                        0%


  * On an annualized basis.

(a) Not annualized.


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY BANK AND THRIFT OPPORTUNITY FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FOUR MAIN
CATEGORIES: COMMON STOCKS, PREFERRED STOCKS, BONDS AND SHORT-TERM INVESTMENTS. THE COMMON AND PREFERRED STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
DESCRIPTION, ISSUER, STATE                         NUMBER OF SHARES    VALUE
--------------------------                         ----------------    -----
COMMON STOCKS
MONEY CENTER BANKS (0.17)%
  Chase Manhattan Corp. (NY) ..................          17,680*     $ 1,007,760
                                                                     -----------
SUPER REGIONALS (2.09)%
  Barnett Banks, Inc. (FL) ....................         230,000       12,707,500
                                                                     -----------
REGIONALS (55.32)%
  ABC Bancorp (GA) ............................          40,000          540,000
  Alabama National Bancorporation (AL) ........         130,000*       1,665,625
  American Bancorporation (WV) ................          17,500*         358,750
  Atlantic Bancorp. (ME) (r) (R) ..............         150,000*       1,771,500
  BNCCorp, Inc. (ND) ..........................          45,000*         455,625
  Bancorp Hawaii, Inc. (HI) ...................         300,000       10,050,000
  BancorpSouth, Inc. (MS) .....................          20,000*         925,000
  Banknorth Group, Inc. (VT) ..................          26,500*         841,375
  BanPonce Corp. (PR) .........................         150,000*       5,793,750
  Benson Financial Corp. (TX) +  ..............         258,300        4,584,825
  Beverly National Corp. (MA) .................          25,000*         437,500
  Boatmen's Bancshares, Inc. (MO) .............          62,000*       2,356,000
  Broad National Bancorp (NJ) .................          38,325          440,738
  CCB Financial Corp. (NC) ....................          34,800*       1,722,600
  California State Bank (CA) ..................          89,200*       1,248,800
  Centura Banks, Inc. (NC) ....................          80,000        2,700,000
  Century Financial Corp. (PA) ................          10,000*         125,000
  Chittenden Corp. (VT) .......................          31,250*         851,563
  Colonial BancGroup, Inc. (AL)  ..............         385,000       11,116,875
  Columbia Bancorp. (MD) ......................          24,000*         414,000
  Comerica, Inc. (MI) .........................         155,000*       5,211,875
  Commercial Bankshares, Inc. (FL) ............          34,000*         459,000
  Commonwealth Bankshares, Inc. (VA) ..........          24,000*         204,000
  Compass Bancshares (AL) .....................         292,000        9,052,000
  Corestates Financial Corp. (PA) .............         110,000*       4,001,250
  County Bank of Chesterfield (VA) ............          30,000*         337,500
  Crestar Financial Corp. (VA) ................         267,000       15,219,000
  Dauphin Deposit Corp. (PA) ..................          80,000        2,320,000
  Desert Community Bank (CA) ..................          37,000*         494,875
  Empire Banc Corp. (MI) ......................          10,900*         378,775
  Evergreen Bancorp, Inc. (NY) ................          25,000*         525,000
  FNB Corp. (PA) ..............................          36,750*         771,750
  FNB Bankshares (ME) .........................          20,780*         571,450
  First American Corp. (TN) ...................         317,100       13,912,762
  First of America Bank Corp. (MI) ............         308,300       13,141,287
  First Commerce Corp. (LA) ...................         370,000       11,470,000
  First Security Corp. (UT) ...................         100,000        3,275,000
  First State Bancorporation (NM) .............          66,100        1,057,600
  First Tennessee National Corp. (TN) .........          53,100        2,840,850
  Firstar Corp. (WI) ..........................         393,000       13,902,375
  Harleysville National Corp. (PA) ............          35,200          924,000
  Hawkeye Bancorp (IA) ........................          50,175        1,210,472
  Hometown Bancorporation, Inc. (CT) ..........          42,000*         530,250
  Imperial Bancorp (CA) .......................          52,500*       1,168,125
  Integra Financial Corp. (PA) ................         245,700       14,434,875
  Magna Group, Inc. (MO) ......................          80,000*       1,970,000
  Mahaska Investment Co. (IA) +  ..............         149,500        2,354,625
  Mercantile Bancorporation, Inc. (MO) ........         225,895        9,939,380
  Meridian Bancorp, Inc. (PA) .................         115,000        4,916,250
  MetroBanCorp (IN) ...........................          39,000          253,500
  Michigan National Corp. (MI) ................          95,297       10,458,846
  Midlantic Corp. (NJ) ........................         340,000       18,020,000
  Mississippi Valley Bankshares, Inc. (MO) ....          47,500        1,140,000
  New England Community Bancorp (CT) + ........         165,000*       1,650,000
  North Fork Bancorporation, Inc. (NY) ........          10,800*         236,250
  Old Kent Financial Corp. (MI)  ..............         186,375        7,128,844
  Oriental Bank & Trust (PR) ..................          68,750*       1,014,062
  Provident Bankshares Corp. (MD) .............         106,500*       3,248,250
  Regions Financial Corp. (AL) ................          80,000*       3,190,000
  Riggs National Corp. (DC) ...................         190,000        2,493,750
  Salem Bank and Trust (VA) ...................          40,000*         470,000
  Santa Barbara Bancorp (CA) ..................           3,000*          88,500
  Security Shares, Inc. (TX) (r) ..............         200,000        1,448,000
  Shawmut National Corp. (MA) .................         230,000*       7,791,250
  Signet Banking Corp. (VA) ...................         355,000        8,431,250
  Southern National Corp. (NC) ................         337,375*       8,687,406
  Southtrust Corp. (AL) .......................         580,000       14,572,500
  Southwest Bancorp, Inc. (OK) ................          78,500        1,305,062

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                                                       MARKET
DESCRIPTION, ISSUER, STATE                         NUMBER OF SHARES    VALUE
--------------------------                         ----------------    -----
REGIONALS (CONTINUED)
  Summit Bancorp (NJ) .........................          63,800     $  1,810,325
  Sun Bancorp, Inc. (NJ) (r) ..................          50,000          870,000
  Surety Capital Corp. (TX) + .................         303,700*       1,290,725
  UJB Financial Corp. (NJ) ....................         395,000       12,590,625
  Union Planters Corp. (TN) ...................         433,200       13,266,750
  United Security Bancorp. (WA)  ..............         115,500*       1,443,750
  US Bancorp (OR) .............................         347,500       10,294,687
  U S Trust Corp. (NY) ........................          26,000*       1,261,000
  Vectra Banking Corp. (CO) ...................          34,100          375,100
  Ventura County National Bancorp. (CA) .......         213,909*         802,159
  West Coast Bancorp. (OR) ....................          48,950*         819,912
  West One Bancorp. (ID) ......................         258,000*      10,965,000
  Whitney Holding Corp. (LA) ..................         128,500*       3,983,500
  Yardville National Bank (NJ) ................          25,500*         408,000
                                                                    ------------
                                                                     336,802,855
                                                                    ------------
THRIFTS (28.50)%
  American Federal Bank (SC) ..................         140,000*       2,065,000
  American National Bancorp, Inc. (MD) ........         146,470*       1,409,774
  Amfed Financial, Inc. (NV) ..................         182,806        5,347,076
  Avondale Financial Corp. (IL)  ..............         136,000*       1,972,000
  Bank West Financial Corp. (MI) + ............         210,000*       2,073,750
  Bell Bancorp, Inc. (IL) .....................         100,000*       2,925,000
  Brooklyn Bancorp, Inc. (NY) .................         335,000       13,190,625
  CB Bancorp, Inc. (IN) .......................          35,000          612,500
  CSB Financial Group, Inc. (IL) ..............          40,000*         370,000
  Calumet Bancorp, Inc. (IL) ..................          33,000*         899,250
  Cameron Financial Corp. (MO) + ..............         190,000*       2,612,500
  Collective Bancorp, Inc. (NJ)  ..............         521,500       12,320,438
  Community Financial Corp. (IL) ..............          25,000*         325,000
  Community Investments Bancorp, Inc. (OH) ....          10,000*         175,000
  Conestoga Bancorp, Inc. (NY) ................          75,000        1,406,250
  East Texas Financial Services, Inc. (TX) ....          25,000*         387,500
  Equitable Federal Savings Bank (MD) + .......          40,000          950,000
  FFVA Financial Corp. (VA) ...................          40,000        1,140,000
  Fidelity Federal Bank (CA) ..................         739,500*       1,479,000
  Financial Bancorp, Inc. (NY) ................          85,000*       1,105,000
  First Bell Bancorp, Inc, (PA)  ..............          82,500*       1,082,813
  First Defiance Financial Corp. (OH) .........         176,885*       1,768,850
  First Federal Bancorporation (MN) ...........          42,000*         567,000
  First Federal Bancshares Eau Claire (WI) ....         190,000        2,755,000
  First Financial Corp. (WI) ..................          30,418*         650,185
  First Keystone Financial, Inc. (PA) .........          55,000*       1,058,750
  First Mutual Bancorp, Inc. (IL) .............         135,000*       1,653,750
  First State Financial Services, Inc. (NJ) ...          22,500*         306,563
  Fort Bend Holding Corp. (TX) ................          40,000          720,000
  Fort Thomas Financial Corp. (KY) ............          25,000*         300,000
  Frankfort First Bancorp, Inc. (KY) ..........          54,418*         680,225
  GFSB Bancorp Inc. (NM) ......................          20,000*         265,000
  Glendale Federal Savings Bank Warrants (CA) .         325,000        2,275,000
  Greenpoint Financial Corp. (NY) .............         445,000*      12,015,000
  HMN Financial, Inc. (MN) ....................         146,500        2,234,125
  Harbor Federal Bancorp, Inc. (MD) ...........         100,000        1,475,000
  Hardin Bancorp, Inc. (MO) ...................          40,000*         500,000
  Harvest Home Financial Corp. (OH) ...........          25,000*         281,250
  Hingham Institute of Savings (MA) ...........          58,000          754,000
  Horizon Bancorp, Inc. (TX) + ................         107,000*         856,000
  IBS Financial Corp. (NJ) ....................         295,000        4,720,000
  Kirksville Bancshares, Inc. (MO) ............          12,000*         456,000
  Lawrence Savings Bank (MA) ..................          75,000*         384,375
  Leader Financial Corp. (TN) .................         303,000*      10,794,375
  Logansport Financial Corp. (IN) + ...........          77,500*         978,437
  Long Island Bancorp, Inc. (NY) ..............         340,000        7,777,500
  MFB Corp, Inc. (IN) .........................          10,000*         152,500
  MLF Bancorp, Inc. (PA) ......................          20,000*         450,000
  MassBank Corp. (MA) .........................          14,500*         454,937
  Meritrust Federal Savings Bank (LA) .........          28,000          812,000
  Mid Continent Bancshares, Inc. (KS) .........          50,000          868,750
  Mississippi View Holding Co. (MN) ...........          75,000*         862,500
  Monterey Bay Bancorp, Inc. (CA) + ...........         230,000*       2,760,000
  NS & L Bancorp. (MO) ........................          15,000*         202,500
  New Hampshire Thrift Bancshares, Inc. (NH) ..          25,000*         256,250
  Northeast Indiana Bancorp, Inc. (IN) ........         100,000*       1,250,000
  Northwest Equity Corp. (WI) +  ..............          96,000        1,032,000
  Ottawa Financial Corp. (MI) .................          75,000        1,181,250
  Pamrapo Bancorp, Inc. (NJ) ..................          81,000        1,660,500
  PennFed Financial Services, Inc. (NJ) + .....         375,000        5,437,500
  Permanent Bancorp, Inc. (IN) ................          90,000        1,462,500
  Portsmouth Bank Shares, Inc. (NH) ...........          46,500*         697,500
  Potters Savings & Loan Co. (OH) .............          16,000*         272,000
  QCF Bancorp, Inc. (MN) ......................          20,000*         285,000
  Quaker City Bancorp, Inc. (CA) ..............          70,000*         980,000
  River Bank of America (NY) ..................         115,000          805,000
  Roosevelt Financial Group (MO) ..............         429,500        6,925,687
  SFS Bancorp, Inc. (NY) + ....................         105,000*       1,260,000
  SGV Bancorp, Inc. (CA) ......................          30,000*         277,500
  St. Landry Financial Corp. (LA) + ...........          25,000*         250,000
  Security Bancorp. (MT) ......................          59,500*       1,249,500
  Southern Banc Company, Inc. (AL) ............          17,000*         212,500
  Southern Missouri Bancorp, Inc. (MO) ........          32,000*         528,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                                                       MARKET
DESCRIPTION, ISSUER, STATE                         NUMBER OF SHARES    VALUE
--------------------------                         ----------------    -----
THRIFTS (CONTINUED)
  Springfield Institution for Savings (MA) .....       102,500*     $  1,575,937
  Standard Federal Bank of Troy (MI) ...........       195,000         6,922,500
  Standard Financial, Inc. (IL) ................       270,000         3,712,500
  Sterling Financial Corp. (WA) ................        16,500*          222,750
  Sturgis Federal Savings Bank (MI) ............        27,000           432,000
  Sulphur Springs Building & Loan (TX) + .......       127,000         1,746,250
  Tappan Zee Financial, Inc. (NY) ..............        30,000*          360,000
  Teche Holding Company (LA) ...................       100,000*        1,350,000
  Washington Mutual Savings Bank (WA) ..........       370,000         9,527,500
  Wells Financial Corp. (MN) + .................       212,000*        2,332,000
  WesterFed Financial Corp. (MT) ...............       160,000         2,620,000
                                                                    ------------
                                                                     173,462,172
                                                                    ------------
OTHER - FINANCIAL (1.46)%
  Aames Financial Corp. (CA) ...................        20,000*          500,000
  Capital One Financial Corp. (VA) .............       325,000*        7,962,500
  Olympic Financial Ltd. (MN) ..................        25,000*          456,250
                                                                    ------------
                                                                       8,918,750
                                                                    ------------
             TOTAL COMMON STOCKS
             (Cost $402,491,302) ...............        (87.54)%     532,899,037
                                                  ------------      ------------
PREFERRED STOCKS
BANKS (2.42)%
  Carolina First Corp. 7.32% (South Carolina) ..        15,000*          446,250
  Chevy Chase Federal Savings Bank
    13.00% (Maryland) ..........................        55,000         1,718,750
  Community Bank of Huntington 13.00%
   (California) ................................        21,000           525,000
  Greater New York Savings Bank
    12.00% Ser B (New York) ....................       100,000         2,850,000
  Riggs National Corp. 10.75%
    (Washington DC) ............................        93,000         2,604,000
  Southern National Corp. 6.75% Ser
    A (North Carolina) .........................       150,000         5,737,500
  Sovereign Bancorp Ser B (Pennsylvania) .......        15,000*          849,375
                                                                    ------------
          TOTAL PREFERRED STOCKS
              (Cost $12,712,375) ...............         (2.42)%      14,730,875
                                                  ------------      ------------

                                               INTEREST   PAR VALUE      MARKET
DESCRIPTION, ISSUER                              RATE   (000'S OMITTED)  VALUE
-------------------                              ----   ---------------  -----
BONDS
Beal Financial Corp.
  Sr Note 08-15-00 .......................      12.75%     $4,000*    $3,980,000
Berkeley Federal Bank & Trust
  Sub Deb 06-15-05 .......................      12.00%      1,000*     1,020,000
CENFED Financial Corp. (R)
  Sr Note 12-15-01 .......................      11.17%      3,500*     3,817,188
Centerbank
  Sub Note 10-01-02 ......................      8.375%     1,000*     1,015,000
Coastal Bancorp, Inc.
  Sr Note 06-30-02 .......................      10.00%      3,000*     3,000,000
Fidelity Federal Bancorp
  Sub Note 06-01-05 ......................      10.00%      1,000*     1,000,000
First Federal Financial Corp. ............
  Note 10-01-04 ..........................      11.75%      3,500      3,447,500
MAF Bancorp, Inc.
  Sub Note 09-30-05 ......................       8.30%      1,500*     1,500,000
SFFed Corp. (R)
  Sr Note 09-01-04 .......................      11.20%      2,500      2,865,625
WSFS Financial Corp.
  Sr Note 12-31-05 .......................      11.00%      3,000      3,030,000
                                                                      ----------
                     TOTAL BONDS
             (Cost  $23,827,833)                            (4.05)%   24,675,313
                                                            ------    ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

                                       INTEREST    PAR VALUE           MARKET
DESCRIPTION, ISSUER, STATE               RATE    (000'S OMITTED)       VALUE
--------------------------               ----    ---------------       -----
SHORT-TERM INVESTMENTS
CERTIFICATES OF DEPOSIT (0.00)%
  Deposits in Mutual Banks .......                                   $     28,500
                                                                     ------------
JOINT REPURCHASE AGREEMENT (5.38)%
  Investment in a joint repurchase
    agreement with SBC Capital
    Markets. - Dated 10-31-95,
    Due 11-01-95 (secured by
    U.S. Treasury Bonds 8.75%,
    Due 05-15-17 and U.S. Treasury
    Note 5.75% Due 09-30-97)
    Note A .......................          5.89%       $ 32,687       32,687,000
                                                                     ------------
      TOTAL SHORT-TERM INVESTMENTS                         (5.38)%     32,715,500
                                                        -------      ------------
                 TOTAL INVESTMENTS                        (99.39)%   $605,020,725
                                                        ========     ============

NOTES TO SCHEDULE OF INVESTMENTS
* Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.
(R) The securities indicated by (R) are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $8,454,313 as of October 31, 1995.
(r) Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to the restricted securities.
Additional information on each restricted security is as follows:


                                                            VALUE AS A
                                                            PERCENTAGE
                           AQUISITION      AQUISITION       OF FUND'S       VALUE AT
                              DATE            COST          NET ASSETS  OCTOBER 31, 1995
                              ----            ----          ----------  ----------------
Atlantic Bancorp ......     06-09-95       $1,500,000          0.29%      $1,771,500
Security Shares, Inc...     09-29-94        1,150,000          0.24%       1,448,000
Sun Bancorp, Inc. .....     09-29-94          650,000          0.14%         870,000

+ Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities. Investments in affiliates at October 31, 1995 were as follows:


AFFILIATE                                                   COST        DIVIDEND INCOME
---------                                                   ----        ---------------
Bank West Financial Corp. (MI) .................         $1,821,875          $29,400
Benson Financial Corp. (TX) ....................          2,932,313           25,830
Cameron Financial Corp. (MO) ...................          2,061,563           13,300
Equitable Federal Savings Bank (MD) ............            660,000             --
Horizon Bancorp, Inc. (TX) .....................            749,375            4,770
Logansport Financial Corp. (IN) ................            902,813            7,750
Mahaska Investment Co. (IA) ....................          2,184,313           90,203
Monterey Bay Bancorp,, Inc. (CA) ...............          2,082,500             --
New England Community Bancorp (CT) .............          1,320,000           33,000
Northwest Equity Corp. (WI) ....................            746,813           23,040
PennFed Financial Services, Inc. (NJ) ..........          4,216,250             --
SFS Bancorp, Inc. (NY) .........................          1,195,625             --
St. Landry Financial Corp. (LA) ................            250,000             --
Sulphur Springs Building & Loan (TX) ...........          1,306,500           62,300
Surety Capital Corp. (TX) ......................            987,025             --
Wells Financial Corp. (MN) .....................          1,936,375             --


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE A --
ACCOUNTING POLICIES

The John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. To provide the initial capital of the Fund, John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, purchased a total of 5,000 common shares (which the Adviser owned at October 31, 1995) for an aggregate purchase price of $100,000 on August 8, 1994. The Adviser was the sole holder of common shares until the public offering was completed and the operations of the Fund commenced on August 23, 1994. The Fund's primary investment objective is long-term capital appreciation. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain, to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS AND INCOME Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

   There were no written option transactions for the period ended October 31, 1995.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION COSTS Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.


NOTE B --
MANAGEMENT FEE ANDTRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis to 1.15% of the Fund's average weekly net asset value.

   The Fund has also entered into an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

   Messers. Edward J. Boudreau, Jr., Thomas W. L. Cameron, and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset will always be equal and will be marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment will have no impact on the operations of the Fund.


NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended October 31, 1995, aggregated $238,039,048 and $35,674,351, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 for Federal income tax purposes was $471,747,010. Gross unrealized appreciation and depreciation of investments aggregated $137,809,429 and $4,535,714, respectively, resulting in net unrealized appreciation of $133,273,715.

NOTE D --
CAPITAL

In connection with a public offering, the Fund received proceeds of $458,770,000, net of offering costs of $1,230,000 $(0.05 per share), through the issuance of 23,000,000 common shares at $20.00 per share. John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro") earned commissions amounting to $68,000, $2,000,000 and $840,000, respectively for their participation as underwriters in the public offering. Distributors is a wholly owned subsidiary of the Berkeley Financial Group. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include, Tucker Anthony and Sutro, which are broker-dealers.

                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Bank and Thrift Opportunity Fund

NOTE E --
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

Unaudited quarterly results of operations for the period ended October 31, 1994 and the year ended October 31, 1995 are as follows:

                                                                                                 1995
                                                                 -------------------------------------------------------------------
                                                                                          THREE MONTHS ENDED
                                                                 -------------------------------------------------------------------
                                                                 JANUARY 31          APRIL 30           JULY 31           OCTOBER 31
                                                                 ----------          --------           -------           ----------
                                                                                 (OOO's OMITTED EXCEPT PER SHARE DATA)
                                                                 -------------------------------------------------------------------
                                                                                                        <C
Total Investment Income .................................        $ 5,189             $ 4,429            $ 4,871            $ 4,761
Net investment income ...................................          3,525               2,654              2,875              2,480
Dividends from net investment income ....................          5,176                --                 --                 --
Net realized and unrealized gain on investments .........          3,772              45,475             64,320             33,143
Per share of beneficial interest:
  Net investment income .................................           0.15                0.12               0.12               0.11
  Dividends .............................................           0.23                --                 --                 --
  Net realized and unrealized gain on investments .......           0.16                1.98               2.80               1.44
Net asset value at end of quarter .......................        $ 19.90             $ 21.99            $ 24.91            $ 26.46
Market value per share:
  High ..................................................         18.375              19.750             23.125             25.000
  Low ...................................................         15.875              18.125             19.125             22.375

                                                                                                                     FOR THE
                                                                                                                   PERIOD ENDED
                                                                                                                 OCTOBER 31, 1994
                                                                                                                 ----------------
Total Investment Income ..........................................................................                    $ 4,013
Net investment income ............................................................................                      2,729
Dividends from net investment income .............................................................                       --
Net realized and unrealized loss on investments ..................................................                     (5,943)
Per share of beneficial interest:
  Net investment income ..........................................................................                       0.12
  Dividends ......................................................................................                       --
  Net realized and unrealized loss on investments ................................................                      (0.26)
Net asset value at end of quarter ................................................................                      18.00
Market value per share:
  High ...........................................................................................                     19.750
  Low ............................................................................................                     17.875

              John Hancock Funds - Bank and Thrift Opportunity Fund

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees
John Hancock Bank and Thrift Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Bank and Thrift Opportunity Fund (the "Fund") as of October 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year ended October 31, 1995 and for the period August 23, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
December 8, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1995.

   Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

   For the fiscal year ending October 31, 1995, 100% of the ordinary income distributions qualify for the dividends received deductions.

              John Hancock Funds - Bank and Thrift Opportunity Fund

INVESTMENT OBJECTIVE AND POLICY

John Hancock Bank and Thrift Opportunity fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.


DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. The Plan Agent will effect purchases of Common Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

   The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

   The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certified form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

   In the case of shareholders, such as banks, brokers, or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker dealers.

   The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

              John Hancock Funds - Bank and Thrift Opportunity Fund

   Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                        U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                    PAID
                                                          So. Hackensack
                                                          Permit No. 750

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

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